Exhibit 10.18

                           SECOND AMENDMENT TO LEASE


         THIS SECOND AMENDMENT TO LEASE (the "Second Amendment") amends that certain Lease entered into as of January 1, 1994 by and between Landlord and Tenant related to the Premises located at 2660 North Locust in Rialto, California, as previously amended by an Amendment to Lease, dated as of January 1, 1994 (the Lease and Amendment to Lease are collectively referred to hereinafter as the "Original Lease"). Unless specified to the contrary herein, all capitalized terms in this Second Amendment shall have the meanings set forth for such terms in the Original Lease. The terms of this Second Amendment are incorporated into and shall be effective as of the effective date of the Original Lease.

         1.       Section 1.3 is amended in its entirety to read as follows:

                  1.3 Term. The term of this Lease shall commence on January 1, 1994 (the "Commencement Date") and shall expire, unless extended as provided in Section 3.3 on April 1, 2011.

         2. Attachment "A" is deleted in its entirety and replaced with Attachment "A" hereto.

         3. Except as amended herein, the terms of the Original Lease shall remain in full force and effect and the terms of this Second Amendment and the Original Lease as amended hereby shall bind, extend to and inure to the benefit of the respective heirs, legal representatives and successors and assigns of both Landlord and Tenant; provided, however, that this paragraph shall not permit any transfer contrary to the provisions of Article 20 of the Original Lease.

         IN WITNESS WHEREOF, the parties have duly executed the Second Amendment as of the 1st day of June 1996.

                                             LANDLORD:

                                             MOBILE MINI SYSTEMS, INC.,
                                             a California corporation


                                             By:--------------------------------
                                                   Richard E. Bunger, President

                                             TENANT:

                                             MOBILE MINI, INC.,
                                             a Delaware corporation


                                             By:--------------------------------
                                                   Richard E. Bunger, President